UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

100 Washington Street, Suite 100

Reno, NV 89503

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

American Battery Technology Company is filing an amendment to its Current Report on Form 8-K filed on March 8, 2023 (the “Original Filing”), solely for the purpose of adding a previously omitted Item 8.01, provided as Exhibit 99.1 of the Original Filing.

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2023, American Battery Technology Company (the “Company”) and LiNiCo Corporation (“LiNiCo”) entered into an asset purchase agreement and membership interest purchase agreement (collectively referred herein as the “Agreements”) for the purchase of a commercial hazardous waste recycling facility in the Tahoe-Reno Industrial Center located at 2500 Peru Drive, McCarran, Nevada and related industrial equipment. Pursuant to the Agreements, the Company acquired the industrial equipment from LiNiCo on March 1, 2023, for the purchase price of $6 million. The Company and LiNiCo are expected to close on the sale of the recycling facility by March 31, 2023, for the purchase price of $21 million. Pursuant to the terms of the Agreements, $1.5 million of the purchase price will be held in escrow for up to 18 months and be available for the settlement of indemnification claims made by the buyer under the Agreements.

The foregoing description of the Agreements are qualified in its entirety by the Agreements, a copy of which will be filed as exhibits to the Company’s annual report on Form 10-K.

Item 8.01 Other Events.

On March 7, 2023, the Company issued a press release announcing that it has executed a term sheet agreement with global marketing and supply chain platform TechMet-Mercuria for a $20 million non-dilutive pre-payment for the purchase of its recycled battery metal products.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 7, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: March 8, 2023	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer

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